Exhibit 10.26

                                      6% SENIOR SECURED CONVERTIBLE DEBENTURE

THESE SECURITIES HAVE NOT BEEN REGISTERED  UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"),  NOR UNDER ANY
STATE  SECURITIES  LAW  AND  SUCH  SECURITIES  MAY NOT BE  PLEDGED,  SOLD,  ASSIGNED,  HYPOTHECATED,  OR  OTHERWISE
TRANSFERRED  UNTIL (1) A REGISTRATION  STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE
STATE  SECURITIES LAW OR (2) THE COMPANY  RECEIVES AN OPINION OF COUNSEL TO THE COMPANY OR COUNSEL TO THE HOLDER OF
SUCH  SECURITIES,  WHICH COUNSEL AND OPINION ARE REASONABLY  SATISFACTORY TO THE COMPANY,  THAT SUCH SECURITIES MAY
BE PLEDGED,  SOLD, ASSIGNED,  HYPOTHECATED,  OR TRANSFERRED WITHOUT AN EFFECTIVE  REGISTRATION  STATEMENT UNDER THE
ACT AND APPLICABLE STATE SECURITIES LAWS.

                                                                                            Los Angeles, California

                                                                                            December 18, 2003

FOR VALUE RECEIVED,  Americana  Publishing,  Inc., a Colorado  corporation  with offices at 303 San Mateo NE, Suite
104A,  Albuquerque,  New  Mexico  87108  (the  "Obligor"),  promises  to pay to the order of Nimish  Patel,  or his successors  and assigns (the  "Holder") at such place as the Holder may designate by written notice to the Company, in lawful  money of the United  States of America,  the sum of Five  Thousand  Dollars  ($5,000)  (the  "Principal
Amount") plus all accrued and unpaid interest on the outstanding  Principal  Amount at the rate of six percent (6%)
per annum.  The  Obligor  shall pay accrued  interest on the  outstanding  Principal  Amount on a quarterly  basis, commencing  90 days from the date hereof,  and on payment of the  Principal  Amount.  All  principal,  premiums and interest are to be paid without setoff or counterclaim as set forth below.  The Obligor further agrees as follows:

Section 1.        Agreement.

         This debenture (the  "Debenture")  is being issued in connection  with a  Registration  Rights  Agreement, dated December 18, 2003 (the "Registration Rights Agreement"), between the Obligor and the Holder.

Section 2.        Payments.

(a)      Principal  and  Interest  Payments.  Unless this  Debenture  shall be  converted  in  accordance  with the provisions of Section 7 or redeemed  earlier in accordance with Section 2(b) hereof,  the Principal Amount shall be due and payable two years from the date of this  Debenture.  All quarterly  interest  payments shall be made by the
Obligor by wire transfer to an account  designated by the Holder,  by certified check or, at the sole discretion of the Holder,  in an amount of shares of the Obligor's common stock,  $.001 par value per share, (the "Common Stock")
determined by dividing such quarterly  interest  payments,  plus any Penalty  Interest (as hereinafter  defined) by the Conversion Price (as hereinafter defined).

(b)      Prepayment.  Obligor  shall have the right to prepay this  Debenture,  in full,  at any time by paying the unpaid Principal  Amount and any accrued and unpaid  interest.  Upon at least 5 business days advance notice of the intent to prepay,  Holder shall have the right to convert the  Principal  Amount into shares  pursuant to Section 7 hereunder.  In lieu of  Holder's  right to  convert,  Obligor  may pay to Holder an amount  equal to the product of
140% times the unpaid  Principal  Amount (in addition to any other  amounts  coming due  hereunder)  in which event
Holder may not convert in response to the tender of Prepayment.

(c)      Usury.  The Obligor and the Holder intend that this Debenture  comply with any applicable  usury laws from time to time in effect.  In furtherance  thereof,  the Obligor and the Holder  stipulate and agree that none of the items and provisions  contained in this Debenture shall be construed to create a contract to pay, as  consideration for the use,  forbearance  or  detention  of money,  interest at a rate in excess of the highest  lawful rate under applicable law.

(d)      Penalty  Interest.  If the Obligor  fails to pay any quarterly  interest  payment on the date such payment is due, the interest  payable on the Principal  Amount and on all accrued and unpaid interest as of that date shall be  increased  to the rate of 18% per annum until all accrued  interest,  including  Penalty  Interest,  is paid in full.

Section 3.        Representations, Warranties and Covenants of the Obligor.

         The Obligor represents, warrants and covenants to the Holder as follows:

(a)      Due Organization,  etc. The Obligor is duly  incorporated,  validly  existing,  and in good standing under the laws of the jurisdiction of its incorporation or organization.

(b)      Authority.  The Obligor has all requisite  corporate  power and authority to own,  lease,  license and use its  properties  and assets and to conduct  the  business  in which it is  engaged.  The Obligor has full power and authority to execute and deliver this  Debenture  and to grant the Security  Interest (as defined  herein)  granted herein and the execution and delivery by the Obligor of this  Debenture,  and the  performance  of its  obligations hereunder,  has been duly  authorized by all  necessary  corporate or other  action.  This  Debenture is the legal, valid and binding obligation of the Obligor enforceable against it in accordance with the terms hereof.

(c)      Reports.  The Common  Stock of the  Obligor is  registered  pursuant  to Section  12(g) of the  Securities
Exchange Act of 1934, as amended (the "Exchange  Act"),  and the Company has filed all reports and other  documents required to be filed by it with the Securities and Exchange  Commission  pursuant to the reporting  requirements of the Exchange Act. The Obligor  covenants that it shall file such reports and other  documents  required to be filed by it with the  Securities and Exchange  Commission on a timely basis,  and it will provide the Holders with copies of such  reports  and  other  documents,  until  such time as the later of the  repayment,  in full,  of all of the
Principal Amount,  accrued and unpaid interest and penalties thereon,  or the sale of all of the shares issued upon conversion of this Debenture.

Section 4.        Security Interest.

(a)      The Obligor  hereby grants to the Holder a first  priority  security  interest in and lien (the "Security
Interest")  on the  Collateral,  subject to superior  priority of that  certain  lien granted by Obligor to All Tex
Financial,  Inc.  which is the subject of a UCC-1 filing dated March 2, 2001,  and the  security  interest  granted pursuant to the certain  debenture  dated June 15, 2003 to Advantage  Fund I, LLC, and further  subject to superior priority of any UCC-1 filings securing leases,  to secure  performance and payment of (i) this Debenture,  and (ii)
all other  obligations  and  indebtedness of the Obligor to Holder of whatever kind and whenever or however created or incurred, whether absolute or contingent,  matured or unmatured,  direct or indirect (all of the foregoing being the "Secured  Indebtedness").  The Security  Interest granted herein shall continue in full force and effect until, and Holder  shall  release the  Security  Interest  when all of the Secured  Indebtedness  has been  discharged  or converted into Common Stock in accordance with the terms hereof.

(b)      As used  herein,  the term  "Collateral"  shall mean and include  all of the  Obligor's  right,  title and interest in and to all real,  tangible and intangible  property of the Obligor  whether now or hereafter  existing, of every kind and description,  now owned or hereafter  acquired and wherever  located and the proceeds  (including any insurance  proceeds),  products and accessions of and to any thereof,  and all books and records  pertaining to all of the foregoing, all of which are and shall at all times be and remain, free and clear of any and all Liens.

Section 5.        Events of Default.

                  It shall be an event of default  ("Event of  Default")  with respect to this  Debenture  upon the occurrence and, where applicable, continuation uncured, of any of the following events:

(a)      Default in Payment, etc.

(i)      A default in the payment of the Principal  Amount or quarterly  interest  payment on this Debenture,  when and as the  same  shall  become  due and  payable,  either  by the  terms  hereof  or upon  redemption  or otherwise,  which  default  shall  continue  uncured  for a period of five (5) days  after  receipt by the
         Obligor of written notice of such default; or

(ii)     A default in the performance,  or breach,  of any  representation,  warranty or covenant of the Obligor in this  Debenture or the  Restructure  Agreement and  continuance  of such default or breach shall  continue uncured for a period of five (5) days after receipt by the Obligor of written notice as to such breach.

(b)      Bankruptcy,  Insolvency,  etc. The Obligor becoming  insolvent (however defined or evidenced) or the entry of a decree or order by a court having  jurisdiction  adjudging the Obligor  bankrupt or insolvent,  or approving a petition seeking  reorganization,  arrangement,  adjustment,  or composition of or in respect of the Obligor, under federal or other applicable  bankruptcy law, as now or hereafter  constituted,  or any other applicable  federal or state  bankruptcy,  insolvency,  dissolution,  liquidation  or other  similar law, or the  commencement  by it of a voluntary or involuntary  case under federal or other applicable  bankruptcy law, as now or hereafter  constituted, or any other applicable  federal or state bankruptcy,  insolvency,  dissolution,  liquidation or other similar law, or the consent by it to the institution of bankruptcy,  dissolution,  liquidation or insolvency proceedings against it, or the filing by it of a petition  or answer or  consent  seeking  reorganization  or relief  under  federal or other applicable  bankruptcy law or any other applicable  federal,  state or other law, or the consent by it to the filing of such petition or to the  appointment  of a receiver,  liquidator,  assignee,  trustee,  sequestrator,  or similar official for, it or of any substantial  part of its property,  or the making by it of an assignment for the benefit of creditors,  or the admission by it in writing of the inability to pay it debts  generally as they become due, or the taking of corporate action by it in furtherance of any such action.

(c)      Default  on Other  Indebtedness.  The  default  in  payment  of  principal  of or  interest  on any  other indebtedness  for borrowed  money owed by the Obligor or default in the  performance  or observance of the terms of any  instrument  pursuant to which such  indebtedness  was created or  secured,  the effect of which  default is to cause  any  holder of any such  indebtedness  to cause the same to become  due prior to its  stated  maturity  (and whether or not such default is waived by the holder thereof).

Section 6.        Remedies Upon Default.

(a)      Acceleration.  Upon an Event of Default and at any time during the continuation  thereof,  the Holder,  by notice given to the Obligor,  may declare the entire unpaid  Principal  Amount,  and, if  applicable,  Interest and
Penalty  Interest  (collectively,  the  "Acceleration  Amount"),  of this Debenture then  outstanding to be due and payable  immediately,  and upon any such  acceleration  the same shall  become and be due and payable  immediately, anything herein contained to the contrary  notwithstanding.  After  acceleration and until the Acceleration  Amount is paid  pursuant to this Section 6(a),  interest  shall accrue on such amounts up to and including the date of the
Event of Default at the rate of 18% per annum.

(b)      Remedies  Regarding Security Interest in Collateral.  Upon the occurrence of any Event of Default,  Holder shall have the following additional rights and remedies:

(i)      All rights and remedies  provided by law,  including,  without  limitation,  those provided by the Uniform
         Commercial Code as in effect in the states of New Mexico and Colorado from time to time (the "UCC").

(ii)     The right to take  possession  of the  Collateral  and, in addition  thereto,  the right to enter upon any premises on which the  Collateral  or any part thereof may be  situated,  without  notice,  and remove the same  therefrom.  Agent  may  require  the  Obligor  to make the  Collateral  (to the  extent  the same is moveable)  available to the Agent at a place to be designated by the Agent which is reasonably  convenient to both parties at the Obligor's  expense.  Unless the Collateral  threatens to decline  speedily in value or is of a type  customarily  sold on a  recognized  market,  the Agent will give the Obligor at least two
         (2) days' prior  written  notice at the  address of the Obligor set forth above (or at such other  address or  addresses  as the Obligor  shall  specify in writing to the Agent) of the time and place of any public sale thereof or of the time after which any private sale or any other intended  disposition  thereof is to be made.  Any such notice shall be deemed to meet any  requirement  hereunder or under any  applicable law
         (including  the UCC)  that  reasonable  notification  be given of the time and place of such sale or other disposition.  After  deducting  all costs and  expenses of  collection,  storage,  custody,  sale or other
         disposition  and  delivery   (including   reasonable  legal  costs  and  attorneys'  fees,   expenses  and
         disbursements)  and all other  reasonable  charges against the Collateral,  the remaining  proceeds of any such sale or  disposition  shall be applied to the  payment of the Secured  Indebtedness  in such order of priority as the Agent shall  determine  and any surplus  shall be returned to the Obligor or to any person or party lawfully  entitled  thereto.  In the event the proceeds of any sale,  lease or other  disposition of the Collateral  hereunder is insufficient  to pay all of the Secured  Indebtedness in full, the Obligor will be liable for the  deficiency,  together  with  interest  thereon  at the  highest  rate of  interest provided in this  Debenture,  and the costs and expenses of collection of such  deficiency,  including (to the extent permitted by law), without limitation, reasonable attorneys' fees, expenses and disbursements.

(c)      Proceedings and Actions.  During the  continuation of any Event of Default,  the Holder may institute such actions  and  proceedings  in law or equity as it shall deem  expedient  for the  protection  of its rights and may prosecute  and enforce its claims  against all assets of the  Obligor,  and in  connection  with any such action or proceeding  shall be entitled to receive from the Obligor  payment of the Principal  Amount of this  Debenture plus any accrued and unpaid  interest and  penalties,  to the date of payment  plus  reasonable  expenses of  collection including,  without limitation,  reasonable attorneys' fees and expenses.  All rights and remedies available to the
Holder  pursuant to the provisions of this Debenture,  applicable law and otherwise are  cumulative,  not exclusive and are enforceable alternatively and/or concurrently.

Section 7.        Conversion of the Debenture.

(a)      At the option of the Holder,  all or any portion of the  outstanding  Principal  Amount,  plus all accrued and unpaid  interest and penalty  interest on the Debenture,  shall be  convertible  into shares of Common Stock at the  Conversion  Price.  The  Conversion  Price  shall be equal to the lesser of $0.005  per  share,  or 60% of the average of the closing  bid prices per share for the Common  Stock for the three  trading  days prior to the notice of conversion,  as reported on the  over-the-counter  electronic  bulletin  board, or such other public market that the Company's  Common Stock is then traded,  provided  that if there shall be any delay in issuing the  certificate representing  the shares  beyond two trading days then the average  shall be taken of the three lowest  closing bid prices per share from the time of the notice of  conversion  through the date of issuance of the  certificate.  The
Conversion  Price shall be subject to adjustment  for stock splits,  stock  dividends and the like. In the event of any  reclassification,  consolidation,  merger  or sale of  substantially  all of the  Obligor  assets  or  similar transaction,  the Holder shall be entitled to purchase the kind and number of shares of stock and other  securities and  property  receivable  upon such  transaction  as if the  Holder  were the owner of the Common  Stock  issuable hereunder  immediately  prior to any such  event at the  Conversion  Price in effect on the date of the  closing of such transaction;  provided,  however, that in no event shall the Holder be entitled to convert any portion of this
Debenture  in excess of that  portion  of this  Debenture  upon  conversion  of which the sum of (1) the  number of shares of Common  Stock  beneficially  owned by the Holder and its  affiliates  (other than shares of Common  Stock which may be deemed  beneficially  owned through the ownership of the unconverted  portion of this Debenture or the unexercised  or unconverted  portion of any other security of the Obligor  subject to a limitation on conversion or exercise  analogous to the  limitations  contained  herein) and (2) the number of shares of Common  Stock  issuable upon the  conversion of the portion of this Debenture  with respect to which the  determination  of this proviso is being  made,  would  result in  beneficial  ownership  by the  Holder and its  affiliates  of more than 4.9% of the outstanding  shares  of  Common  Stock.  For  purposes  of the  proviso  to  the  immediately  preceding  sentence, beneficial  ownership shall be determined in accordance with Section 13(d) of the Securities  Exchange Act of 1934, as amended,  and Regulations  13D-G  thereunder,  except as otherwise  provided in clause (1) of such proviso.  The
Holder of this Debenture may waive the limitations set forth herein by written notice to the Company.

Section 8.        Miscellaneous.

(a)      This  Debenture  may be  altered  only by  prior  written  agreement  signed  by the  party  against  whom enforcement  of any waiver,  change,  modification,  or discharge is sought.  This Debenture may not be modified by an oral agreement, even if supported by new consideration.

(b)      Notwithstanding  anything provided herein,  Holder may assign this Debenture in whole or in part to one or more  officers or partners  of Holder.  The  obligations  under this  Debenture  may not be assigned by the Obligor without the prior consent of the Holder.  The  covenants,  terms and conditions  contained in this Debenture  apply to and bind the heirs, successors, executors, administrators and assigns of the parties.

(c)      Upon  receipt by the  Obligor of  evidence  reasonably  satisfactory  to the  Obligor of the loss,  theft, destruction or mutilation of this Debenture,  and of indemnity or security reasonably  satisfactory to the Obligor, and upon  reimbursement  to the Obligor of all  reasonable  expenses  incidental  thereto,  and upon  surrender and cancellation of this Debenture,  if mutilated,  the Obligor will make and deliver a new Debenture of like tenor and of the same series, in lieu of this Debenture.

(d)      This  Debenture  constitutes a final written  expression of all of the terms of the agreement  between the
parties  regarding  the  subject  matter  hereof,  and  supersedes  all  prior  agreements,   understandings,   and
representations  between the parties.  If any provision or any word, term,  clause,  or other part of any provision of this  Debenture  shall be invalid for any  reason,  the same shall be  ineffective,  but the  remainder  of this
Debenture shall not be affected and shall remain in full force and effect.

(e)      This Debenture  shall be governed by and construed in accordance  with the laws of the State of California without  giving  effect to its  conflicts of law  principles.  The Obligor  agrees that any dispute or  controversy arising out of this Debenture  shall be  adjudicated  in a court located in  California,  and hereby submits to the exclusive  jurisdiction  of the courts of the State of California  located in Los Angeles,  California,  and of the federal courts in the Central  District of  California,  and  irrevocably  waives any objection it now or hereafter may have  respecting  the venue of such action or proceeding  brought in such a court or  respecting  the fact that such court is an  inconvenient  forum,  and consents to the service of process in any such action or  proceeding by means of registered or certified mail, return receipt requested, to the address set forth below.

(f)      In the event that Holder shall assign any portion of this  Debenture  such that more than one Holder shall exist,  then any action or rights  authorized  hereunder  may only be  exercised  upon the written  approval of the
Holders holding a majority of the unpaid Principal  Amount,  whether held in the form of this Debenture or the form of shares issued upon conversion of this Debenture.

(g)      All notices,  consents,  or other  communications  provided for in this Debenture or otherwise required by law shall be in writing and may be given to or made upon the respective parties at the following mailing address:

                                    Holder: Nimish Patel

                                                     10900 Wilshire Blvd., Suite 500

                                                     Los Angeles, CA 90024

                                    Obligor:Americana Publishing, Inc.

                                                     303 San Mateo NE, Suite 104A

                                                     Albuquerque, New Mexico  87108

                                                     Attention: George Lovato, Jr.

         Such  addresses  may be  changed  by  notice  given  as  provided  in this  subsection.  Notices  shall be effective upon the date of receipt;  provided,  however,  that a notice (other than a notice of a changed  address)
sent by certified or registered U.S. mail,  with postage  prepaid,  shall be presumed  received no later than three
(3) business days following the date of sending.

         IN WITNESS  WHEREOF,  the Obligor has  executed  this  Debenture  effective as of the date first set forth above.

                                                              AMERICANA PUBLISHING, INC.

                                                     By:_________________________________
                                                              George Lovato, President

                                             DEBENTURE CONVERSION FORM

To:  Americana Publishing, Inc.

         The undersigned irrevocably elects to convert:

                  [__]     ALL, or

                  [__]     $_____________

of the accrued and unpaid interest and principal owed on the 6% Senior Secured Convertible  Debenture (the
"Debenture") which is attached hereto. The undersigned requests that the certificates representing the shares of common stock as to which this Debenture is being converted (the "Conversion Shares") be registered as follows and requests Americana Publishing, Inc. to so cause the registration thereof:

Name:____________________________________________________________________

Social Security or Employer Identification Number:_____________________________

Address:_________________________________________________________________

Deliver to:_______________________________________________________________

Address:_________________________________________________________________

         If only a portion of the principal amount and accrued and unpaid interest owed on the Debenture is converted, please issue a new Debenture for the balance of the  unpaid principal amount and accrued and unpaid interest owed on the Debenture to the registered holder thereof and deliver it to the undersigned at the following address:

Address:_________________________________________________________________

        _________________________________________________________________

Date:  _______________, 20 __

         ___________________________________

         (Signature must conform to the name of the holder

of the Debenture specified on the face of the Debenture)